COMMITMENTS AND CONTINGENCIES - Purchase commitments (Details) $ in Thousands	Dec. 31, 2017 USD ($)
COMMITMENTS AND CONTINGENCIES
2018	$ 619
2019	644
2020	644
2021	408
2022 and thereafter	745
Total	$ 3,060